EXHIBIT 10.2
                          ADMINISTRATION SERVICES AGREEMENT BETWEEN
                    FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND
                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


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                              ADMINISTRATION SERVICES AGREEMENT
                                           between
                      First Great-West Life & Annuity Insurance Company
                                             and
                         Great-West Life & Annuity Insurance Company

AGREEMENT made as of the 15th day of May, 1997 by and between First Great-West Life & Annuity Insurance Company ("FGWL"), a New York corporation, with principal offices at 125 Wolf Road, Albany, New York 12205, and Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, with principal offices at 8515 East Orchard Road, Englewood, Colorado 80111.

WHEREAS, FGWL desires GWL&A to perform on its behalf, certain corporate support services, investment services, marketing administrative services and other back office administrative services with respect to FGWL's insurance business and operations (collectively called "services"); and further FGWL desires to make use of certain property, equipment, personnel and facilities (collectively called "facilities") of GWL&A in the day-to-day operations of FGWL, to the extent requested from time to time by FGWL; and

WHEREAS, FGWL and GWL&A contemplate that such an arrangement will achieve certain operating economies and improve services to the benefit of GWL&A, FGWL and FGWL's insureds; and

WHEREAS, FGWL AND GWL&A wish to assure that all charges for services and the use of facilities incurred hereunder are reasonable and in accordance with the applicable laws and regulations of the State of New York (collectively the "New York Insurance Laws"), including without limitation, New York Insurance Department Regulation No.33, and to the extent practicable, reflect actual costs and are determined in a fair and equitable manner.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1         Terms of Appointment

           1.01 Subject to the conditions set forth in this Agreement, FGWL hereby appoints GWL&A as Administrative Services Agent to perform the services described herein in the name of and on behalf of FGWL. By way of example and without limiting the foregoing (i) all forms utilized in connection with FGWL's business and all correspondence with policyholders shall bear its name and contain its New York home office address; (ii) all communications with policyholders shall be in FGWL's name;
                  (iii) all toll free numbers maintained for policyholder service shall be used solely for FGWL business; and (iv) all bank accounts into which its funds are deposited or from which its funds are withdrawn shall be FGWL accounts.

           1.02 In accordance with the terms of this Agreement and upon mutual and written agreement between both parties, FGWL may appoint GWL&A as Administrative Services Agent for other insurance business of FGWL and GWL&A may accept such appointments. FGWL acknowledges that GWL&A may subcontract its rights and responsibilities enumerated in this Agreement to its wholly-owned subsidiary, FASCorp. FASCorp shall observe and be bound by all terms and conditions of this Agreement in performing such services. However, GWL&A shall remain liable to FGWL for the performance of said services by FASCorp as if they had been performed by GWL&A. The charges for such services shall be determined in a manner consistent with
                  Section 3 of this Agreement and shall be included in the statement provided to FGWL by GWL&A with respect thereto. Services which may be assigned to FASCorp are those services provided under Exhibit E.

           1.03 GWL&A agrees to perform its duties and obligations hereunder in accordance with accepted industry practice, and in full compliance with the rules and regulations of state insurance departments and other regulatory bodies with jurisdiction of FGWL.

           1.04 GWL&A agrees that it will perform, at the direction of FGWL, those Administrative Services as set forth in Exhibit A, B, C, D and E attached, which may be amended by mutual agreement. GWL&A shall have only the authority necessary or incident to the performance of those services expressly set forth in this Agreement or in the Exhibits and shall have no other express or implied authority or right to act on behalf of FGWL or to bind FGWL with regard to any statement, presentation or undertaking. GWL&A shall have no authority to alter, amend, or waive any contractual provision on behalf of FGWL without FGWL's express written authorization.

           1.05 The performance of services by GWL&A with respect to the business and operations of FGWL shall at all times be subject to the direction and control of the Board of Directors of FGWL. Subject to the terms, conditions and limitations of this Agreement, GWL&A agrees to perform diligently and in a professional manner the services set forth in this Agreement, and such other services as FGWL determines to be reasonably necessary in the conduct of its insurance operations.

           1.06 In providing any services hereunder which require the exercise of judgment by GWL&A, GWL&A shall perform its services in accordance with any standards, guidelines and procedures FGWL develops and communicates to GWL&A.

           1.07 The performance of services by GWL&A for FGWL shall in no way impair the absolute control of the business and operations of GWL&A or FGWL by their respective Board of Directors. GWL&A shall act hereunder so as to assure the separate operating identify of FGWL.

           1.08 All books, records, and files established and maintained by GWL&A with respect to its performance of services under this Agreement which, absent this Agreement, would have been held by FGWL, are the property of FGWL, shall be subject to examination during all reasonable business hours by FGWL, persons authorized by FGWL or any regulatory agency having jurisdiction over FGWL, and shall be delivered to FGWL at least quarterly.

SECTION 2  Term

                  Subject to termination as provided in Section 8 hereof, this Agreement shall remain in full force and effect for the initial term of the Agreement, which shall be from the effective date hereof to April 30, 2000, and this Agreement shall continue in full force and effect from year to year thereafter until such termination, each such additional year being an additional term of this Agreement.

SECTION 3  Fees and Expenses

           3.01 FGWL will pay GWL&A the actual cost incurred for the services provided by GWL&A on a quarterly basis. GWL&A shall submit to FGWL within thirty (30) days of the end of each calendar quarter a written statement of the amount be owed by Company for services and the use of facilities pursuant to this Agreement in that calendar quarter, and, in the absence of any dispute with respect thereto, FGWL shall pay to GWL&A within fifteen (15) days following receipt of such written statement the amount set forth in the statement. Actual cost will be calculated based upon the expenses (direct and indirect including overhead) incurred by GWL&A on behalf of FGWL. For investment services related to the management of assets, actual cost will be calculated based upon actual cost incurred for the various asset categories of investments.

           3.02 Subject to New York Insurance Regulation 33, the bases for determining such charges to FGWL shall be those used by GWL&A for internal cost distribution, and shall include, where appropriate, records prepared at least annually for this purpose. Such bases shall be modified and adjusted by mutual agreement where necessary or appropriate to fairly and equitably reflect the actual incidence of cost incurred by GWL&A on behalf of FGWL.

           3.03 GWL&A shall be responsible for maintaining full and accurate accounts and records of the services rendered by GWL&A, the facilities used pursuant to this Agreement and such other additional information as FGWL may reasonably request for purposes of its internal bookkeeping and accounting operations. To the extent such accounts and records pertain to GWL&A's computation of charge, GWL&A shall keep such accounts and records available at its home offices for audit, inspection, and copying during reasonable business hours by FGWL, persons authorized by FGWL or any regulatory agency having jurisdiction over FGWL.

           3.04 At least ninety (90) days prior to the end of any term hereof, GWL&A shall give FGWL written notice of any increase in the cost of providing services or charges to FGWL or to change the manner of payment. If GWL&A and FGWL do not agree to changes in such costs and charges before the end of the term during which such notice is given by GWL&A, this issue shall be submitted to an independent certified public accountant acceptable to both parties, whose determination shall be binding.

SECTION 4  Representations and Warranties of GWL&A

                  GWL&A represents and warrants to FGWL as follows:

           4.01 It is a corporation duly organized and in good standing under the laws of the State of Colorado.

           4.02 It is empowered under applicable laws to enter into and perform the services contemplated in this Agreement.

           4.03   All  requisite  corporate   proceedings  have  been  taken  to
                  authorize   it  to  enter  into  and  perform   the   services
                  contemplated in the Agreement.

SECTION 5  Representations and Warranties of FGWL

                  FGWL represents and warrants to GWL&A as follows:

           5.01 It is a corporation duly organized and in good standing under the laws of the State of New York.

           5.02 It is empowered under the applicable laws to enter into and perform this Agreement.

           5.03   All  requisite  corporate   proceedings  have  been  taken  to
                  authorize it to enter into and perform this Agreement.

           5.04 All of the policies and other forms provided by FGWL shall have been duly filed as necessary and approved by all rules and regulations of each state insurance department, and other regulatory bodies with jurisdiction over FGWL.

SECTION 6  Indemnification

           6.01 GWL&A shall not be responsible for and FGWL shall indemnify and hold GWL&A harmless from and against, any and all costs, expenses, losses, damages, charges, reasonable attorney's fees, payments and liability, which may be asserted against GWL&A or for which it may be held to be liable, arising out of or attributable to:

                    a. Any actions taken by GWL&A in good faith and with due care in compliance with the terms of this Agreement;

                      b. FGWL's refusal or failure to comply with the terms of this Agreement, or which arise out of FGWL's negligence or misconduct or which arise out of breach of any representation or warranty of FGWL hereunder;

                      c. Reliance on or use by GWL&A in accordance with the terms of this Agreement such information and materials provided by or at the direction of FGWL and instructions or directions given by the authorized individuals described in Exhibit F;

                    d. The offer or sale of the contracts, unless as provided to the contrary or otherwise agreed upon in any other agreements between FGWL and GWL&A; or

                      e. Any failure by FGWL to comply with Federal, state or local laws or regulations with respect to the offering and/or sale of any insurance products or securities.

           6.02 FGWL shall not be responsible for and GWL&A shall indemnify and hold FGWL harmless from and against, any and all costs, expenses, losses, damages, charges, reasonable attorney's fees, payments and liability, which may be asserted against FGWL or for which it may be held to be liable, arising out of or attributable to:

                    a. Any actions taken by FGWL in good faith and with due care in compliance with the terms of this Agreement;

                      b. GWL&A's refusal or failure to comply with the terms of this Agreement, or which arise out of GWL&A's negligence or misconduct or which arise out of the breach of any representation or warranty of GWL&A hereunder;

                      c. Any failure by GWL&A to comply with Federal, state or local laws or regulations with respect to the offering and/or sale of any insurance products or securities.

           6.03 Neither FGWL nor GWL&A shall be liable for damages due to delay or failure to perform any obligation under this Agreement where such delay or failure results directly or indirectly from circumstances beyond the control and without the fault or negligence of such Party.

           6.04 At any time GWL&A may apply to a person indicated on FGWL's "Schedule of Authorized Personnel" set forth in Exhibit F attached hereto and incorporated herein by reference as a person authorized to give instructions under this section with respect to any matter arising in connection with this Agreement. GWL&A shall not be liable for, and shall be indemnified by FGWL, against any action taken or omitted by GWL&A in good faith and in the exercise of due care and diligence in reliance upon such written instructions.

           6.05 FGWL shall immediately provide GWL&A with written notice of any change of authority of persons authorized and enumerated in Exhibit F to provide GWL&A with instructions or directions relating to services to be performed by GWL&A under this Agreement.

           6.06 If either party believes it is entitled to indemnification hereunder, it shall, within five business (5) days of its discovery of the commencement of any action or threat of any action, give written notice to the other party of any claim for which it believes it is entitled to indemnification; provided, however, that the failure to provide timely notice shall not relieve the indemnifying party of any liability which it may have to the other party as long as such notice is not unreasonably withheld or delayed.

           6.07 The provisions of this Section shall survive termination of this Agreement.

           6.08 The provisions of this Section shall not be deemed to be a limitation on a party's right to injunction, specific performance or any other legal or equitable remedy to which either party may be entitled by virtue of this Agreement or to prevent any breach or threatened breach of this Agreement.

           6.09 In no event and under no circumstances, however, shall any party under this agreement be liable to the other parties under any provision of this agreement for lost profits or for exemplary, special, punitive or consequential damages.

SECTION 7  Duties of FGWL and GWL&A

           7.01 FGWL shall, from time to time, provide GWL&A with current forms of policies and applications, names and states of license of all insurance and/or broker-dealer agents and representatives authorized to sell the contracts.

           7.02 FGWL shall have full and free access, during ordinary business hours, to all documents, records (including all bank records), reports, books, files and other materials relative to this Agreement and maintained by GWL&A.

           7.03 Any advertising in connection with the Contracts utilized by GWL&A must be approved in writing by FGWL prior to such advertising.

           7.04 GWL&A shall establish and maintain facilities and procedures for the safekeeping of check forms and facsimile signature imprinting devices, if any, and all other documents, reports, records, books, files and other materials relative to this Agreement.

           7.05 It is expressly understood and agreed that all documents, reports, records, books, files and other materials relative to this Agreement shall be the sole property of FGWL and that such property shall be held by GWL&A, as agent, during the effective terms of this Agreement. Application software and all copies thereof developed by GWL&A (or by FASCorp., in providing services as set forth in Exhibit E) for FGWL's use shall become, and that developed by FGWL and provided to GWL&A shall remain, the property of the Company in perpetuity. To the extent permitted by any applicable law, FGWL shall have the same rights as GWL&A in any other software or copies thereof obtained by GWL&A under license from third party vendors. FGWL may purchase other software or copies thereof from third party vendors for its exclusive use of GWL&A's equipment if FGWL so desires. GWL&A agrees that any software or copies thereof purchased by FGWL and used by GWL&A in connection with this Agreement shall remain the property of the Company.

           7.06 GWL&A shall maintain back-up computer tape files on a daily basis. The purpose of back-up and recovery is to permit file recovery in the event of destruction of normal processing files. GWL&A shall maintain such records, and shall retain those records for three years after the duration of this Agreement, FGWL may review the procedures in effect and inspect the storage facility upon demand.

           7.07 GWL&A shall use its best efforts to continue in effect the insurance coverages described in Exhibit G attached hereto provided that such coverage is available from an insurance carrier at a reasonable cost to GWL&A. GWL&A shall not voluntarily cause any termination, reduction, or alteration of these coverages without the consent of FGWL.

           7.08 All charges or premiums received by GWL&A shall be held by GWL&A on behalf of FGWL and shall be promptly remitted to the person entitled to it or deposited in a FGWL account. Any payments received by GWL&A for insurance on behalf of FGWL shall be deemed received by FGWL.

           7.09 If GWL&A receives any notice from any source (including, but not limited to, the policy owner or regulatory agency) of a lawsuit or other legal or administrative hearing or proceeding being brought against FGWL and involving the business administered for FGWL by GWL&A, or the threat of any such lawsuit, hearing or proceeding, GWL&A shall immediately notify FGWL and send a copy of all legal documents, correspondence and other material relevant thereto to which GWL&A reasonably has access. GWL&A agrees to cooperate fully with FGWL in connection with any suit, hearing or proceeding and shall provide FGWL with all books, records, documents and data requested by FGWL in connection therewith; provided, however, GWL&A shall be entitled to review such request with its counsel prior to furnishing FGWL with such materials so long as such review is done in a timely manner.

           7.10 GWL&A will conduct its business and performance obligations in accordance with all applicable federal and state laws, rules and regulations and in a manner which will not put FGWL registrations and licenses in any jeopardy of revocation or suspension or cause FGWL or any of its affiliates to sustain any disciplinary action of any nature.

           7.11 GWL&A acknowledges and agrees that all books and records maintained by GWL&A in connection with the Contracts shall be maintained and preserved in conformity with the requirements of Rules 17a-3 and 17a-4 of the Securities Exchange Act of 1934 (the "1934 Act"), to the extent that such requirements are applicable to the Contracts, and that all such books and records are maintained and held by GWL&A on behalf of FGWL, whose property they are and shall remain. GWL&A further acknowledges and agrees that applicable books and records are at all times subject to inspection by the Securities and Exchange Commission ("SEC") in accordance with Section 17(a) of the 1934 Act, and undertakes to permit examination of such books and records at any time during business hours by representatives or designees of the SEC or National Association of Securities Dealers, Inc.

           7.12 GWL&A acknowledges, covenants and agrees that it shall issue payments, including commission payments to retail broker-dealers, on behalf of and on the account(s) of FGWL, as a purely ministerial service for and on behalf of FGWL, and that the records in respect of such payments shall be properly reflected by GWL&A on the books and records maintained by it for FGWL.

           7.13 GWL&A acknowledges, covenants and agrees that it will send -confirmations as required by law for transactions which constitutes the sale of securities to the contract owner in such form as required by applicable law, regulation or rule.

           7.14 GWL&A shall provide FGWL with full and free access as reasonably requested, during ordinary business hours, to all documents, records, reports, books, files and other materials relative to this Agreement and maintained by GWL&A.

SECTION 8  Termination of Agreement

     8.01 a) This Agreement may be terminated by either party hereto upon 90 days written notice to the other party.

                  b) This Agreement may be terminated immediately upon written notice of one party to the other hereto in the event of bankruptcy or insolvency of such party to which notice is given.

                  c) This Agreement may be terminated immediately at any time upon the mutual written consent of the parties hereto.

                  d) This Agreement shall automatically be terminated in the event of its assignment, subject to the provisions of Section 9.01.

           8.02 If either of the parties hereto shall breach this Agreement or be in default in the performance of any of its duties and obligations hereunder ("the defaulting party"), the other party hereto may give written notice thereof to the defaulting party and if such default or breach shall not have been remedied within thirty (30) days after such written notice is given, then the party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of such termination to the defaulting party; provided, however, if GWL&A elects to terminate this Agreement for other than non-payment of fees and charges and if FGWL shall so request in writing, GWL&A shall continue to provide the services described herein to FGWL for a period of six (6) month following such termination, such services to be provided in accordance with the terms of this Agreement and at the fees in effect for the term immediately preceding such six (6) month period. Termination of this Agreement by default or breach by FGWL shall not constitute a waiver of any rights of GWL&A in reference to services performed prior to such termination of rights of GWL&A to be reimbursed for out-of-pocket expenditures; termination of this Agreement by default or breach by GWL&A shall not constitute a waiver by FGWL of any other rights it might have under this Agreement.

           8.03 In the event of a termination, GWL&A will make its computer record formats and other relevant systems information available to FGWL for a machine conversion. In connection therewith, GWL&A agrees that it will offer reasonable assistance to FGWL in converting the records of FGWL from the GWL&A system to whatever service or system is selected by FGWL (subject to reimbursement by FGWL for such assistance at reasonable rates and fees mutually agreed to at that time). As described in Section 7.05, all data contained in the computer files is the exclusive property of FGWL. In addition, GWL&A will provide FGWL with such data processing services and facilities as FGWL may request for a period of 180 days following such termination.

SECTION 9  Assignment

           9.01 This Agreement shall not be assignable by either party without the prior written consent of the other, except where such assignment is by operation of law or is specifically provided for by this Agreement.

           9.02 This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns, provided that any assignment is performed in accordance with paragraph 9.01 above.

SECTION 10        Arbitration

                  Any unresolved dispute or difference between the parties arising out of or relating to this Agreement, or the breach thereof, except as provided in Section 3.04, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the
                  Expedited Procedures thereof. The award rendered by the Arbitrator shall be final and binding upon the parties, and judgment upon the award rendered by the Arbitrator may be entered in any Court having jurisdiction thereof. The arbitration shall take place in the State of New York

SECTION 11 Miscellaneous

           11.01 FGWL or its duly authorized independent and/or internal auditors will have the right under this Agreement to perform on-site audits of records and accounts directly pertaining to the policies serviced by GWL&A hereunder at GWL&A's facilities in accordance with reasonable procedures and at any time, upon one (1) week prior notice. At the request of FGWL, GWL&A will make available to FGWL's auditors and to representatives of the appropriate regulatory agencies all reasonably requested records, data and access to operating procedures.

           11.02 The parties hereto agree that all tapes, books, reference manuals,instructions, records, information and data pertaining to the business of the other party, GWL&A's systems, and the policyowners serviced by GWL&A hereunder, which are exchanged or received pursuant to the negotiation of and/or the carrying out of this Agreement, shall remain confidential and shall not be voluntarily disclosed to any other person. All such tapes, books, reference manuals, instructions, records, information and data in the possession of each of the parties hereto shall be returned to the party from whom it was obtained upon the termination or expiration of this Agreement.

           11.03 This Agreement constitutes the entire agreement between the parties hereto and may not be modified except in a written instrument executed by both parties hereto, and except that if any section herein contained shall be found to be unenforceable as contrary to the current law, that section shall be severed and the remaining sections of this Agreement shall continue to be enforceable.

           11.04 This Agreement shall take effect as of the date set forth in the caption hereof.

           11.05 This Agreement shall be governed by the laws of the State of New York.

               11.06 Any  amendment  to this  Agreement  or to the  services set forth in Exhibit A through E hereto shall be filed for review pursuant to Section 1505 of the New York Insurance Law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, in their names and on their behalf, by and through their duly authorized officers as of the day and year first above written.

EXHIBIT A

                                  CORPORATE SUPPORT SERVICES


GWL&A shall provide the following services:

A.      Human Resources, Payroll and Benefits

        1. Manage and administer a centralized payroll system.

        2. Prepare and distribute employee paychecks or electronic funds transfers (EFT).

        3. Assist with, maintain and monitor the compensation system and policies for FGWL.

        4. Make all necessary employment filings, deposits and withholding on behalf of FGWL.

        5. Provide all accounting services related to payroll and compensation functions; prepare, conduct and analyze salary and compensation surveys; and assist with the management of human resources.

        6. Cover the employees of FGWL under GWL&A's benefit plans (including Retirement and Health and Welfare plans). GWL&A will be responsible for performing all accounting and administrative services related to the maintenance and administration of these employees under the various plans.

        7. Make all disbursements for these procedures on FGWL's behalf and shall be made from a FGWL bank account.

B.      Treasury

        1. Provide cash management and other necessary treasury services to FGWL, and provide assistance with respect to various banking services and liquidity needs as requested from time to time by FGWL.

        2. Assist FGWL in maintaining or establishing any bank accounts and processing any and all disbursements on such accounts, including claims-related disbursements, as required by FGWL.

C.      Accounts Payable

        1. Manage and administer a centralized accounts payable system

        2. Process invoices and requests for disbursements approved by FGWL personnel and issue checks/EFT as requested by FGWL.

D.      Accounting Services

        1. FGWL will retain control over all FGWL accounting matters.

        2. At the  initiation  of FGWL and for such time as agreed  upon by both
           parties,   GWL&A  shall  provide  the  following  back-end  financial accounting services

           a. Prepare and maintain financial statements and reports, including, annual quarterly and monthly statements on both statutory and generally accepted accounting principles (GAAP) bases.

           b. Prepare and disseminate information filings with regulatory entities and rating agencies.

           c. Prepare and disseminate federal, state, and local payroll tax and premium tax returns and other related matters.

           d. Process cash receipts, cash disbursements and escheat items.

E.      Corporate Systems and Technology

        1. Provide access to and use of a central accounting computer system.

        2. Provide programming/support personnel to maintain, administer and operate the central accounting computer system; and provide requested assistance to FGWL in connection with its use of the central accounting computer.

F.      Corporate Tax

        1. Prepare and coordinate consolidated federal and state income tax returns and other necessary tax documentation.

        2. Provide necessary assistance with corporate tax issues that may arise from time to time.

G.      Risk Management Services

        1. Provide risk management services to FGWL and assist FGWL in obtaining any necessary or requested corporate insurance coverages.

H.      Audit Services

        1. Provide   internal  audit  services  to  assist  FGWL  in  confirming compliance with laws, regulations, policies and procedures applicable to FGWL.

        2. At the request of FGWL, GWL&A shall make available to FGWL's external auditors and to representatives of appropriate regulatory agencies all reasonably requested records, data and access to operating procedures.

I.      Legal Services

        1. At the request of FGWL, provide legal services, including, but not limited to, the negotiation, preparation and review of contracts; the rendering of legal advice on regulatory compliance, governmental relations and various other legal matters; and the representation in, or management of outside counsel retained for the purpose of, prosecution, defense or resolution of legal actions with respect to FGWL business being administrated at the home office of GWL&A.

J.      Actuarial Services

        1. Provide actuarial services for FGWL, including reserve calculations and valuations, calculation and revision of rate tables, product development and implementation, and cash flow testing and any other actuarial services as requested by FGWL.

        2. Provide actuarial services for the preparation of regulatory filings; prepare the actuarial component of annual, quarterly and monthly statements, financial projections and experience studies.

        3. Assist in reinsurance treaty negotiations and maintenance.

        4. Prepare the year end actuarial opinion and memorandum.

K.      Other Services

        1. Provide office space, furniture and supplies to FGWL employees or officers located in Colorado, as necessary or as requested by FGWL employees.

EXHIBIT B

                                           INVESTMENT SERVICES


        GWL&A shall provide the following services:

A.      Investment Services

        1. Provide investment  management services to FGWL's general account and
           separate   accounts  in  accordance   with  policies  and  procedures
           established by the FGWL Board of Directors and Investment Committee.

        2. Provide assistance in the execution and performance of investment decisions (including, but not limited to, purchases, sales, exchanges and collection of matured investments) in accordance with FGWL policies and procedures and at the direction of FGWL management.

        3. Manage all investments and assets held by FGWL or custodied in a custodial account in the name of FGWL at a bank or trust company selected by FGWL, consistent with the New York Insurance Laws. In addition, deposit all monies collected by GWL&A on behalf of FGWL in a bank account in the name of FGWL.

        4. Maintain all investment related records and databases. Provide reports to FGWL on a quarterly and annual basis detailing investments held and transactions made as well as any other reports or information requested by FGWL or by the New York Insurance Department.

        5. Assure that all investments and investment practices made on behalf of FGWL are consistent with the New York Insurance Laws, including but not limited to, Section 1405 of the Insurance Law and New York Insurance Department Regulation 130.

        To facilitate the delivery of securities held by GWL&A, FGWL does hereby appoint GWL&A as its true and lawful attorney and authorizes it, in FGWL's name, place and stead to register all securities from time to time managed by GWL&A pursuant to this Agreement, other than securities in bearer form, in FGWL's name and to execute endorsements, assignments, or other instruments of transfer of securities so registered and due bills and dividend orders as GWL&A may deem proper in connection with the transfer of any such securities, GWL&A being expressly authorized to execute any such instruments, either by signing FGWL's name alone without any designation of itself as attorney-in-fact or by signing FGWL's name as such attorney.

        Whenever GWL&A receives and collects monies for the account of FGWL, it will not commingle such monies with its own, but will deposit such monies in an appropriate separate account in the name of FGWL.


B.      Investment Objectives, Policies and Restrictions

        The parties acknowledge that FGWL has furnished GWL&A with written investment guidelines. In providing investment services pursuant to this agreement, GWL&A will observe the following general investment objectives, policies and restrictions, except that no investment which is inconsistent with FGWL's written investment guidelines shall be made pursuant thereto.

        GWL&A will have full discretion to invest and reinvest the funds made available to it for that purpose by FGWL as follows:

        Investment Objectives

        FGWL's investment objective is to obtain as high a level of current interest income as is consistent, in the view of GWL&A, with preservation of invested capital. There are market risks inherent in all investments in securities, and there can be no assurance that GWL&A will achieve this objective. The primary objective of preserving capital will preclude realization of the highest available income yields.

        Investment Policies

        GWL&A will seek to achieve the above-stated objective by investing in a diversified portfolio of securities. In selecting securities for this portfolio, GWL&A will seek the highest available yields consistent with the rating standards and other policies stated herein.

        Portfolio   securities  will  be  selected  pursuant  to  the  following fundamental investment policies:

        1. CASH BALANCES. Cash balances occurring pending permanent investment will be invested in high grade, corporate commercial paper. The corporate paper must have the highest rating by one or more of the nationally recognized rating organizations. Other acceptable short-term investments include U.S. Treasury bills and notes, certificates of deposit, time deposits, bankers acceptances and money market funds.

        2. CORPORATE BONDS. The purchases of corporate bonds will include bonds, notes, debentures and other evidences of indebtedness issued, assumed or guaranteed by a corporation incorporated under the laws of the United States of America, of any state, district or territorial possession thereof or of the Dominion of Canada or any province thereof; provided that the bonds are rated class 1 or 2 by the Securities Valuation Office ("SVO") of the National Association of Insurance Commissioners ("NAIC").

        3. GOVERNMENT OBLIGATIONS. The purchase of government obligations will include bonds, notes, bills and other evidences of indebtedness issued, assumed or guaranteed by the U.S. Government, its agencies or instrumentalities or of any state or municipality thereof; or of the Dominion of Canada or any province thereof; provided the bonds are rated class 1 or 2 by the Securities Valuation Office ("SVO") of the National Association of Insurance Commissioners ("NAIC").

        4.   MORTGAGE-BACKED   SECURITIES.   The  purchase  of   mortgage-backed
securities will include obligations issued by:

           A.  The Government National Mortgage Association (GNMA)

           B.  The Federal National Mortgage Association (FNMA)

           C.  The Federal Home Loan Mortgage Corporation (FHLMC)

           D. FHA and VA insured or guaranteed loans, or any other government guaranteed loans.

        5. EQUITY SECURITIES. Equity securities are defined to include preferred stocks, mutual fund shares or common stocks which are traded on a national stock exchange, provided that the preferred stocks are rated class 1 or 2 by the SVO of the NAIC.

        Investment Restrictions

        In the course of its investment management activity for FGWL, GWL&A MAY NOT engage in or execute transactions in any of the following:

        1. Borrow money for any purpose on behalf of FGWL.

        2. Pledge, mortgage or hypothecate the assets of FGWL.

        3. Purchase the securities or any non-government issuer if, as a result, more than 10% of the total assets of the portfolio would be invested in the securities of the issuer.

        4. Invest more than 25% of the portfolio, measured at the time of investment, in a single industry. For the purpose of this restriction, mortgage-backed securities do not constitute an industry.

        5. Enter into any investment which would violate the New York Insurance Law.

        6. Purchase or sell investments, other than portfolio investments listed in policies 1 through 5 under Investment Policies above, without prior written approval of FGWL.

EXHIBIT C

                                    BACK OFFICE POLICYOWNER SERVICES
                                   SCHWAB VARIABLE AND FIXED ANNUITIES

GWL&A shall provide the following services:

A.      Contract Issue

        1. Provide access to and use of central accounting computer systems for establishing and maintaining annuitant and contract owner records.

        2. Provide programming/support personnel to maintain, administer and operate the central accounting computer systems; and provide requested assistance to FGWL in connection with its use of the central accounting computers.

        3. Generate the contract data pages, issue contracts for paid business and mail to contract owners or agents. System will produce contract data pages.

        4. Notify FGWL and/or its agent of any error or missing data needed for annuitant or contract owner records.

        5. Produce and mail required confirmation statements.

B.      Collection Processing

        1. Process payments received by FGWL to customer accounts on the System.

        2. Prepare and mail required confirmation of transactions.

        3. Deposit any cash received directly by GWL&A under the policies into a FGWL designated bank account.

        4. Transmit daily accounting to FGWL general ledger.

        5. Prepare and mail refunds as appropriate (declines, free look).

C.      Banking

        1. Maintain all funds for FGWL in a depository account.

        2. Be responsible for reconciling the daily deposits to cash processed to customer accounts.

        3. Transfer funds from the depository account to one of the following as appropriate:

           a.  General Account of FGWL
           b.  Mutual Fund Custodian Account(s)
           c.  Disbursement Account of FGWL
           d.  Separate Accounts of FGWL

           Bank accounts and mutual fund accounts to be established by FGWL with appropriate signing and trading authorizations established for GWL&A personnel.

        4. Generate from the system daily cash journal summary reports and maintain details of activity.

        5. Process disbursement transactions for policyowner or beneficiary, surrenders, withdrawals, loans and death claims.

        6. Produce checks for annuitants in the payout phase.

        7. FGWL will maintain balances in the appropriate FGWL bank accounts necessary to meet administrative needs identified in the contract.

        8. FGWL will obtain the appropriate authorizations to allow GWL&A to transfer funds amongst FGWL accounts.

        9. Reprocess dishonored items.

        10.Provide check production for systematic payouts.

D.      Accounting/Auditing

        1. Generate daily accounting extracts for policies maintained on the system.

        2. Generate accounting information necessary to post entries to ledgers.

        3. Retain system generated reports in accordance with a retention schedule as mutually agreed upon and as required by regulatory authorities. GWL&A will provide access to such reports for internal and external reporting.

        4. Determine the "Net Amount Available for Investment" in mutual fund and places fund purchase/redemption orders with the appropriate mutual funds. GWL&A will receive confirmation of mutual fund investments.

        5. Maintain an inventory of all mutual fund shares owned, including the date purchased and sold, cost, book value, gain, loss, and other relevant information.
        6. Reconcile the inventory of mutual fund shares owned to reports which have been supplied by mutual funds of mutual fund shares owned.

        7. Cooperate in annual audit of general account and separate account financials conducted for purposes of financial statement certification and publication and accommodate FGWL or regulatory audits, as required.

E.      Pricing/Valuation

        1. Collect information needed in determining variable account unit values from the mutual fund. This information includes the daily net asset value of the underlying mutual funds, any capital gains or dividend distribution made by the mutual funds and the number of mutual fund shares acquired or sold during the immediate preceding valuation date.

        2. Enter required information into system for unit value calculation to be performed.

        3. Generate separate account ledger activity associated with unit values.

F.      Contract Owner Service/Record Maintenance

        1. As requested by FGWL, receives and implements contract owner service requests including information requests, beneficiary changes, transfer of funds between eligible mutual funds, payout requests, exchange of policies and changes of any other information maintained on the system.

        2. Research contract owner inquiries using both data stored in the system and manual records.

        3. Generate a set of daily journals confirming financial changes made to annuity or life accounts.

        4. Address name and contract changes will be coordinated between GWL&A and FGWL.

        5. Produce tax reporting.

        6. Maintain policyowner records at the home offices of both FGWL and GWL&A. Information shall be maintained either on-line, on microfilm, or in hard copy.

G.      Disbursements

        1. Receive  contractowner  requests  for  systematic,  partial  and full
           surrenders   from  FGWL.   Retain  and  account   for  any   contract
           administrative charges.

        2. Process all surrender requests against policyowner files. Generate related separate account ledger accounting.

        3.  Contact  policyowner  regarding  tax  withholding   procedures,   if
necessary.

        4. Subject to FGWL approval, generate FGWL checks and forward to contract owner in accordance with applicable law. Deducts all tax withholding necessary.

        5. Prepare and mail confirmation statements of disbursement transactions to contract owners.

        6. Generate a report on surrenders, if required.

H.      Claims

        1. Receive requests for and process claims examination of death claims. Submit to FGWL for approval.

        2. Upon approval by FGWL, generate disbursement of funds (from a FGWL bank account) and generated related accounting.

        3. Make changes to owner and/or annuitant information as directed by FGWL where no payout is required.

I.      Annuity Benefit Processing

        1. FGWL or its agent notifies owner of approaching annuitization approximately 90 days before annuitization date.

        2. Receive information regarding annuitants going into the annuity (payout) phase.

        3. Calculate the amount of the initial annuity payment for variable payout based on tables supplied by FGWL. Calculation of fixed payout based on information supplied by FGWL.

        4. Generate checks or electronic fund transfer for payment of amount due to annuitant in accordance with applicable law. Deduct applicable premium taxes and withholding taxes.

        5. Update annuitant records.

        6. Generate accounting entries to record disbursements.

        7. Generate premium tax and withholding reporting. GWL&A will make all payments to the appropriate regulatory agencies for any taxes withheld and will effect all necessary associated reports. Generate accounting entries to record transactions.

J.      Proxy processing

        1. Receive record date information from the underlying mutual funds. Receive proxy solicitation material from underlying mutual funds.

        2. Prepare proxy cards, if applicable.

        3. Mail solicitation and resolicitations, if necessary.

        4. Maintain all proxy registers and other required proxy material.

        5. Tabulate returned proxy cards and transmits results to underlying mutual funds.

K.      Period Reports to Policyowners

        1. Prepare and mail statement of account to each policyowner. Mail on scheduled supplied by FGWL.

        2. Insert and mail semi-annual and annual reports to policyowners, as required, both underlying mutual fund and Separate Account reports. Filing of reports with NASD and SEC will be done by FGWL. Printing of reports will be done by GWL&A.

L.      Regulatory Statement Reports

        1. Prepare IRS reports for contract owners who received annuity payments or distributions. Mails to contract owners and transmits to IRS.

        2. Prepare other IRS reports, as required.

        3. Respond to requests for calculations applicable to annuity payments as may be necessary to tax calculations.

M.      Product Development and Pricing

        1. Actuarial product pricing support for new investment options including determination of rates, policy load structures and development of actuarial documents for filing with state insurance departments.

        2. Providing information to First GWL&A to enable First GWL&A to set rates for inforce policies.

        3. Calculation of historic rates of return for portfolios in First GWL&A Series Accounts.

        4. Consulting with FASCorp personnel regarding maintenance of market value adjustment and other pricing formulas on the administrative system.

                                          EXHIBIT D

                               CORPORATELY-OWNED LIFE INSURANCE
                                  SINGLE PREMIUM WHOLE LIFE

GWL&A shall provide the following services:

A.      Contract Issue

               1. Provide access to and use of central accounting computer systems for establishing and maintaining insured and contract owner records.

               2. Provide programming/support personnel to maintain, administer and operate the central accounting computer systems; and provide requested assistance to FGWL in connection with its use of the central accounting computers.

               3. Review application &/or enrollment forms, apply issue criteria developed by FGWL to application for life insurance contract. Verify license status of brokers/agents based on information supplied by FGWL. FGWL to provide a written set of issue criteria to GWL&A.

               4. Prepare contract data pages, issue specimen contracts for paid business and mail to contract owners or agents.

               5. Establish and maintain insured and contract owner records, as applicable, on computer and manual systems.

               6. Notify dealer/agent of any error or missing data needed for insured or contract owner records.

               7.     Produce and mail required confirmation statements.

               8. Deposits monies received with application into FGWL depository account.

               9. Maintain inventory of all issue-related forms, contracts, and endorsements based on updates provided by FGWL.

               10. For policies being exchanged from another company, GWL&A will request the funds from the other insurance company using forms supplied by FGWL. FGWL will establish signing authority for GWL&A personnel.

B.      Collection Processing

        1. Process payments received by FGWL to customer accounts on the System.

        2. Prepare and mail required confirmation of transactions.

        3. Deposit any cash received directly by GWL&A under the policies into a FGWL designated bank account.

        4. Transmit daily accounting to FGWL general ledger.

        5. Prepare and mail refunds as appropriate (declines, free look).

C.             Banking

        1. Records wire transfers received directly by GWL&A and assigns them a control number.

        2. Deposits are placed into a FGWL depository account.

        3. Transfer funds from the depository account to:

               General Account of FGWL

               Bank accounts to be established by FGWL with appropriate signing and trading authorizations established for GWL&A personnel.

        4. Generate from the system daily cash journal summary reports and maintain details of activity.

        5. Process disbursement transactions for policyowner or beneficiary, surrenders, withdrawals, loans and death claims.

        6.     FGWL will maintain balances in the appropriate FGWL bank accounts
               necessary  to  meet   administrative   needs  identified  in  the
               contract.

        7. FGWL will obtain the appropriate authorizations to allow GWL&A to transfer funds amongst FGWL accounts.

D.      Accounting/Auditing

    1. Generate daily accounting extracts for policies maintained on the system.

        2. Generate accounting information necessary to post entries to ledgers.

        3. Retain system generated reports in accordance with a retention schedule as mutually agreed upon and as required by regulatory authorities. GWL&A will provide access to such reports for internal and external reporting.

        4. Cooperate in annual audit of general account and separate account financials conducted for purposes of financial statement certification and publication and accommodate FGWL or regulatory audits, as required.

E.      Contract Owner Service/Record Maintenance

        1. As requested by FGWL, receives and implements contract owner service requests including information requests, beneficiary changes, payout requests, exchange of policies and changes of any other information maintained on the system.

        2. Research contract owner inquiries using both data stored in the system and manual records.

        3. Generate a set of daily journals confirming financial changes made to life accounts.

        4. Address name and contract changes will be coordinated between GWL&A and FGWL.

        5. Produce tax reporting.

        6.     Maintain policyowner records at the home offices of both FGWL and
               GWL&A.   Information  shall  be  maintained  either  on-line,  on
               microfilm, or in hard copy.

F.             Disbursements

        1. Receive contract owner requests for partial and full surrenders from FGWL. Retain and account for any contract administrative charges.

        2. Process all surrender requests against policyowner files.

        3.  Contact  policyowner  regarding  tax  withholding   procedures,   if
necessary.

        4. Subject to FGWL approval, generate FGWL checks and forward to contract owner in accordance with applicable law. Deducts all tax withholding necessary.

        5.     Prepare  and  mail   confirmation   statements  of   disbursement
               transactions to contract owners.

        6. Generate a report on surrenders, if required.

G.      Claims

        1. Receive requests for and process claims examination of death claims. Submit to FGWL for approval.

        2. Upon approval by FGWL, generate disbursement of funds (from a FGWL bank account) and generated related accounting.

        3. Make changes to owner and/or insured information as directed by FGWL where no payout is required.

H.             Agents/Commissions

        1. Verifies license status of brokers/agents based on information supplied by FGWL.

        2.     Produces  detailed   commission   transactions  for  each  policy
               financial transaction processed including premium application or reversal, cancellation, etc. for which a commission is required.

        3. Prepares commission statements for broker/dealer firms. Provides check production extract file for any required checks. Check production will be through a GWL&A checkwriting system.

        4. Creates tax reporting forms, if required.

I.             Period Reports to Policyowners

        1. Prepare and mail statement of account to each policyowner. Mail on scheduled supplied by FGWL.

J.             Product Development and Pricing

        1. Actuarial product pricing support options including determination of rates, policy load structures and development of actuarial documents for filing with state insurance departments.

        2. Provide information to FGWL to enable it to set rates for inforce policies.

EXHIBIT E

                               BACK OFFICE POLICYOWNER SERVICES
                               GROUP DEFINED CONTRIBUTION PLANS

GWL&A shall provide the following services:

A.      Contract Issue

        1. Provide access to and use of central accounting computer systems for establishing and maintaining annuitant and contract owner records.

        2. Provide programming/support personnel to maintain, administer and operate the central accounting computer systems; and provide requested assistance to FGWL in connection with its use of the central accounting computers.

        3. Review application, apply issue criteria developed by FGWL to application for annuity contract. Verify license status of brokers/agents based on information supplied by FGWL. FGWL to provide a written set of issue criteria to GWL&A.

        4. Prepare contract data pages, issue contracts for paid business and mail to contract owners or agents. System will produce contract data pages.

        5. Establish and maintain annuitant and contract owner records, as applicable, on computer and manual systems.

        6. Notify dealer/agent of any error or missing data needed for annuitant or contract owner records.

        7. Produce and mail required confirmation statements.

        8. Deposits monies received with application into FGWL depository account.

        9. Maintain inventory of all issue-related forms, contracts, and endorsements based on updates provided by FGWL.

        10. For policies being exchanged from another company or IRA funds being transferred, GWL&A will request the funds from the other insurance company using forms supplied by FGWL. FGWL will establish signing authority for GWL&A personnel.

B.      Collection Processing

        1. Receive from lockbox the remittance information in accordance with processing requirements.

        2. Process payments received by FGWL to customer accounts on the System.

        3. Prepare and mail required confirmation of transactions.

        4. Deposit any cash received directly by GWL&A under the policies into a FGWL designated bank account.

        5. Transmit daily accounting to FGWL general ledger.

        6. Prepare and mail refunds as appropriate (declines, free look).

C.      Banking

        1. Photocopies checks received directly by GWL&A and assigns them a control number. Balances, edits, endorses and prepares daily deposit. Reconciles bank lockbox deposits to applications received.

        2. Deposits are placed into a FGWL depository account.

        3. Transfer funds from the depository account to one of the following as appropriate:

               a.     General Account of FGWL
               b.     Mutual Fund Custodian Account(s)
               c.     Disbursement Account of FGWL
               d.     Separate Accounts of FGWL

               Bank accounts and mutual fund accounts to be established by FGWL with appropriate signing and trading authorizations established for GWL&A personnel.

        4. Generate from the system daily cash journal summary reports and maintain details of activity.

        5. Process disbursement transactions for policyowner or beneficiary, surrenders, withdrawals, loans and death claims.

        6. Produce checks for annuitants in the payout phase.

        7.     FGWL will maintain balances in the appropriate FGWL bank accounts
               necessary  to  meet   administrative   needs  identified  in  the
               contract.

        8. FGWL will obtain the appropriate authorizations to allow GWL&A to transfer funds amongst FGWL accounts.

        9. Reprocess dishonored items.

        10. Provide check production for systematic payouts.

D.      Accounting/Auditing

        1. Generate daily accounting extracts for policies maintained on the system.

        2. Generate accounting information necessary to post entries to ledgers.

        3. Retain system generated reports in accordance with a retention schedule as mutually agreed upon and as required by regulatory authorities. GWL&A will provide access to such reports for internal and external reporting.

        4.     Determine  the "Net Amount  Available for  Investment"  in mutual fund and places fund purchase/redemption orders with the appropriate mutual funds. GWL&A will receive confirmation of mutual fund investments.

        5. Maintain an inventory of all mutual fund shares owned, including the date purchased and sold, cost, book value, gain, loss, and other relevant information.

        6. Reconcile the inventory of mutual fund shares owned to reports which have been supplied by mutual funds of mutual fund shares owned.

        7. Cooperate in annual audit of general account and separate account financials conducted for purposes of financial statement certification and publication and accommodate FGWL or regulatory audits, as required.

E.      Pricing/Valuation

        1. Collect information needed in determining variable account unit values from the mutual fund. This information includes the daily net asset value of the underlying mutual funds, any capital gains or dividend distribution made by the mutual funds and the number of mutual fund shares acquired or sold during the immediate preceding valuation date.

        2. Enter required information into system for unit value calculation to be performed.

        3. Generate separate account ledger activity associated with unit values.

F.      Contract Owner Service/Record Maintenance

        1. As requested by FGWL, receives and implements contract owner service requests including information requests, beneficiary changes, transfer of funds between eligible mutual funds, payout requests, exchange of policies and changes of any other information maintained on the system.

        2. Research contract owner inquiries using both data stored in the system and manual records.

        3. Generate a set of daily journals confirming financial changes made to annuity or life accounts.

        4. Address name and contract changes will be coordinated between GWL&A and FGWL.

        5. Produce tax reporting.

        6.     Maintain policyowner records at the home offices of both FGWL and
               GWL&A.   Information  shall  be  maintained  either  on-line,  on
               microfilm, or in hard copy.

G.      Disbursements

        1. Receive contractowner requests for systematic, partial and full surrenders from FGWL. Retain and account for any contract administrative charges.

        2.     Process  all  surrender   requests  against   policyowner  files.
               Generate related separate account ledger accounting.

        3.  Contact  policyowner  regarding  tax  withholding   procedures,   if
necessary.

        4. Subject to FGWL approval, generate FGWL checks and forward to contract owner in accordance with applicable law. Deducts all tax withholding necessary.

        5.     Prepare  and  mail   confirmation   statements  of   disbursement
               transactions to contract owners.

        6. Generate a report on surrenders, if required.

H.      Claims

        1. Receive requests for and process claims examination of death claims. Submit to FGWL for approval.

        2. Upon approval by FGWL, generate disbursement of funds (from a FGWL bank account) and generated related accounting.

        3. Make changes to owner and/or annuitant information as directed by FGWL where no payout is required.

I.      Agents/Commissions

        1. Verifies license status of brokers/agents based on information supplied by FGWL.

        2.     Produces  detailed   commission   transactions  for  each  policy
               financial transaction processed including premium application or reversal, cancellation, etc. for which a commission is required.

        3. Prepares commission statements for broker/dealer firms. Provides check production extract file for any required checks. Check production will be through a GWL&A checkwriting system.

        4. Creates tax reporting forms, if required.

J.      Annuity Benefit Processing

        1. Notifies owner of approaching annuitization approximately 90 days before annuitization date.

        2. Receive information regarding annuitants going into the annuity (payout) phase.

        3. Calculate the amount of the initial annuity payment for variable payout based on tables supplied by FGWL. Calculation of fixed payout based on information supplied by FGWL.

        4. Generate checks or electronic fund transfer for payment of amount due to annuitant in accordance with applicable law. Deduct applicable premium taxes and withholding taxes.

        5. Create and maintain annuitant records.

        6. Generate accounting entries to record disbursements.

        7. Generate premium tax and withholding reporting. GWL&A will make all payments to the appropriate regulatory agencies for any taxes withheld and will effect all necessary associated reports. Generate accounting entries to record transactions.

K          Proxy processing

        1. Receive record date information from the underlying mutual funds. Receive proxy solicitation material from underlying mutual funds.

        2. Prepare proxy cards, if applicable.

        3. Mail solicitation and resolicitations, if necessary.

        4. Maintain all proxy registers and other required proxy material.

        5. Tabulate returned proxy cards and transmits results to underlying mutual funds.

L.      Period Reports to Policyowners

        1. Prepare and mail statement of account to each policyowner. Mail on scheduled supplied by FGWL.

        2. Insert and mail semi-annual and annual reports to policyowners, as required, both underlying mutual fund and Separate Account reports. Filing of reports with NASD and SEC will be done by GWL&A. Printing of reports will be done by GWL&A.

M.      Regulatory Statement Reports

        1. Prepare IRS reports for contract owners who received annuity payments or distributions. Mails to contract owners and transmits to IRS.

        2. Prepare other IRS reports, as required.

        3. Respond to requests for calculations applicable to annuity payments as may be necessary to tax calculations.

N.      Product Development and Pricing

        1. Actuarial product pricing support for new investment options including determination of rates, policy load structures and development of actuarial documents for filing with state insurance departments.

        2. Provide information to First GWL&A to enable it to set rates for inforce policies.

        3. Calculation of historic of return for portfolios in First GWL&A Series Accounts.
        4. Consulting with FASCorp personnel regarding maintenance of market value adjustment and other pricing formulas on the administrative system.

        5. Monitoring performance of portfolios with the series accounts of FGWL&A. When performance is inadequate, recommending replacement funds.

        6. Case specific pricing per the guidelines in the Statement of Variability for the 457 market product.

O.      Underwriting

        1.     Responding   to   request   for   Proposals   (RFP's)   including
               coordinating price quotes, responding to specific questions and determining strategy for quoting.

        2. Provide information to enable FGWL&A to establish prices for inforce cases

        3. Contract negotiations for specifically priced cases per the Statement of Variability.

        4. Working with FASCorp to establish administrative procedures once cases are awarded to First GWL&A.

EXHIBIT  F

                               SCHEDULE OF AUTHORIZED PERSONNEL


The following individuals are authorized by First Great-West Life & Annuity Insurance Company to give instructions or direction to Great-West Life & Annuity Insurance Company with respect to matters arising in connection with the servicing to be performed under this Agreement:

W.T. McCallum - Chairman of the Board, President and Chief Executive Officer
D. Low -  Executive Vice President, Financial Services
J.D. Motz - Executive Vice President, Employee Benefits
R.D. Bond - Senior Vice President, Financial Services
J.T. Hughes - Senior Vice President, Chief Investment Officer
D.C. Lennox - Senior Vice President, General Counsel and Secretary
M. Rosenbaum - Senior Vice President, Employee Benefits Operations
W.K. Adam - Vice President, Counsel and Associate Secretary
J.N. Clayton, Vice President and Treasurer
G.R. Derback - Vice President and Treasurer
M.S. Hollen - Vice President, Investment Administration
J.L. McCallen - Vice President and Actuary
J.D. Roeske - Vice President, Individual Financial Services
G.E. Seller - Vice President, Major Accounts, Financial Services
R.K. Shaw - Vice President, Financial Services
D.E. Cunningham - Assistant Vice President, Savings Products
B.A. Byrne, Assistant Counsel and Assistant Secretary
M.J. Pavlik - Assistant Treasurer
R.G. Schultz - Assistant Counsel and Assistant Secretary

EXHIBIT G

                                      INSURANCE COVERAGE


The following insurance coverages are maintained by Great-West Life & Annuity Insurance Company:


Fidelity Bond Insurance
4831996                      American Home Assurance Company               $15,000,000
4832000                      American Home Assurance Company               Add'l $15 mil
81247717G                    Chubb Insurance Company of Canada             $20,000,000
81469435A                    Chubb Insurance Company of Canada             Add'l $20 mil


Liability Insurance
TGL0000967                   Reliance Insurance Company                    $5,000,000
CBPo84869C                   Lombard General                               $10,000,000
TXL00000958                  Reliance Insurance Company                    $15,000,000
(96)7928-42-47               Chubb Insurance Company of Canada             $25,000,000
XCP 373842                   CIGNA Insurance Company of Canada             $30,000,000
XXX-000-6787-5872            Allenz Insurance Company of Canada            $15,000,000



All amounts are in Canadian dollars.